                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 17, 2002


                               ARAMARK CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    005-62375
                            (Commission File Number)

                                   23-3086414
                        (IRS Employer Identification No.)

                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
               (Address of Principal Executive Offices) (Zip Code)

                                 (215) 238-3000
              (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.

         On April 17, 2002 ARAMARK Services, Inc., a Delaware corporation and wholly-owned subsidiary of ARAMARK Corporation ("Services") initiated the offering of $300,000,000 aggregate principal amount of 7.00% Notes Due 2007 (the "Notes"), unconditionally guaranteed by ARAMARK Corporation ("ARAMARK"), pursuant to a Pricing Agreement, dated as of April 17, 2002 (the "Pricing Agreement"), by and among Services and ARAMARK, as guarantor, on the one hand, and J.P. Morgan Securities Inc., as representative for themselves and the other underwriters named therein (the "Underwriters"), on the other hand. Services is expected to complete the sale and deliver the Notes to the Underwriters on April 22, 2002. The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of April 17, 2002, by and among Services, ARAMARK and J.P. Morgan Securities Inc., as the "Designated Underwriter". The Notes will be created and established, and the terms and conditions of the Notes were established by action of Services and ARAMARK pursuant to and in accordance with the Indenture, dated as of April 8, 2002, among Services, ARAMARK, as guarantor, and Bank One Trust Company, National Association, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture and in the form of Note, a copy of which form of Note is filed as an Exhibit to this Current Report on Form 8-K. Copies of the Pricing Agreement, the Underwriting Agreement and the prospectus supplement relating to the offering of the Notes, are attached as exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits

                  1(a) Underwriting Agreement, dated as of April 17, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

                  1(b) Pricing Agreement, dated as of April 17, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

                  4(a)     Form of Guaranteed Note.

                  99       Prospectus Supplement relating to the Notes.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          ARAMARK CORPORATION

                          By: /s/ John M. Lafferty
                             -------------------------------------------
                             Name: John M. Lafferty
                             Title: Senior Vice President, Controller
                                    and Chief Accounting Officer


Dated:  April 18, 2002

                                  EXHIBIT INDEX

Exhibit
Number            Title
-------           -----
1.1               Underwriting Agreement, dated as of April 17, 2002, by and among Services, ARAMARK, as guarantor, and the Designated
                  Underwriters.

1.2 Pricing Agreement, dated as of April 17, 2002, by and among Services, ARAMARK, as guarantor, and the Designated Underwriters.

4.1               Form of Guaranteed Note.

99.1              Prospectus Supplement relating to the Notes